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                                                                    EXHIBIT 23.1



                               MYPOINTS.COM, INC.
                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-47004) and in the Registration Statements on Form S-8 (Numbers 333-57980, 333-91965, 33-39370 and 33-46088) of MyPoints.com, Inc.
of our report dated March 29, 2001 relating to the financial statements and financial schedule, which appear in this Form 10-K.



                                            /s/ PricewaterhouseCoopers LLP

April 2, 2001
PricewaterhouseCoopers LLP
San Jose, California





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